. COMMON STOCK COMMON STOCK PO PAR VALUE $0.001 MR ADD ADD ADD ADD 4 3 2 1 A Box DESIGNATION SAMPLE 43004, Certificate Shares (IF Number * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * * * * ANY) ZQ00000000 * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * * * * * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * * Providence * * * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * * RI CapsoVision, Inc. * * * * * * 0 0 0 0 0 0 * * * * * * * * * * * * * * INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE 02940 ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample SEE REVERSE FOR CERTAIN DEFINITIONS —THIS CERTIFIES THAT **** Sample Mr. **** Alexander Mr. Alexander David Sample David Sample **** Mr. **** Alexander Mr. Alexander David Sample DavidSample **** Mr.**** Alexander r. Alexander David Sample David Sample **** Mr.**** Alexander r. Alexander David Sample David Sample **** Mr**** . Alexander Mr. Alexander David David Sample **** Mr MR . Alexander.David Sample AMPLE **** Mr. Alexander David &Sample M **** R Mr. S Alexander . S David AM Sample **** PLE Mr. Alexander & David Sample **** Mr. 3004 Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr Alexander David Sample **** Mr. Alexander David Sample **** CUSIP 140935 10 7 Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander M David R Sample . S **** Mr AM . lexander PLE David Sample **** &Mr . Alexander MRS David Sample . SAMPLE **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** r. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample is the owner of **000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares*** *000000**Shares *000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****0 THIS CERTIFICATE IS TRANSFERABLE IN 00000**Shares *** 000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** ZEROHUNDRED THOUSAND hares****000000**Shares****00 0000**Shares *000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** hares****000000**Shares****000 CITIES DESIGNATED BY THE TRANSFER 000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 Shares****0000 AGENT, AVAILABLE ONLINE AT 00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 Shares****00000 0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 ZERO HUNDRED AND ZERO*** Shares****000000 www.computershare.com **Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000 Shares****000000* *Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**S FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF CapsoVision, Inc. (hereinafter called the “Company”), transferable on the books of the Company in person or Total DTC by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares Holder represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Number Insurance ID Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Certificate of Value Certificate Company and is not with valid the unless Transfer countersigned Agent), to all and of which registered each by holder, the Transfer by acceptance Agent and hereof, Registrar assents . . This Transaction Shares CUSIP/IDENTIFIER 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Numbers Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers. DATED DD-MMM-YYYY 6 5 4 3 2 1 FACSIMILE SIGNATURE TO COME S O VISION, COUNTERSIGNED AND REGISTERED: 12345678 P RPORA I N COMPUTERSHARE TRUST COMPANY, N.A. Num/No AC O T E C . C . President TRANSFERAGENT ANDREGISTRAR, 6 5 4 3 2 1 Denom AUGUST 1, . XXXXXX 2005 1,000,000 FACSIMILE SIGNATURE TO COME DELAW A R E . XX 7 6 5 4 3 2 1 Total 123456789012345 123456 00 XXXXXXXXXX X Secretary By 916440-051 11Jun25 18:33 Page 2 AUTHORIZEDSIGNATURE

.CAPSOVISION, INC. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM—as tenants in common UNIF GIFT MIN ACT -............................................ (Cust) Custodian................................................ (Minor) TEN ENT —as tenants by the entireties under Uniform Gifts to Minors Act........................................................ (State) JT TEN —and as joint not tenants as tenants with in right common of survivorship UNIFTRF MIN ACT -............................................ (Cust) Custodian (until age................................ ) ............................. (Minor) under Uniform Transfers to Minors Act................... (State) Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received,____________________________ hereby sell, assign and transfer unto ________________________________________________________________________________________________________________________________ (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) ________________________________________________________________________________________________________________________________ ________________________________________________________________________________________________________________________________ _______________________________________________________________________________________________________________________ Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________________________________________________________ Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises. Dated: __________________________________________ 20__________________ Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. Signature:____________________________________________________________ Signature:____________________________________________________________ Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. The basis shares IRS of or certain requires units are shares that covered the or units named by the acquired transfer legislation, after agent January and (“we”) you 1, report requested 2011 the . If cost your to sell or method, specify transfer a then cost the we basis shares have calculation or processed units using method, as a you specific then requested we cost have basis . If defaulted you calculation did not to the first need in, additional first out (FIFO) information method about . Please cost basis consult . your tax advisor if you activity If you do in not your keep account in contact for the with time the period issuer specified or do not by have state any law, your laws property and transferred may become to the appropriate subject to state state unclaimed . property